UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
December 19, 2008
Gardner Denver, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Gardner Expressway Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)
(217) 222-5400

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On December 19, 2008, the Company issued a press release announcing restructuring initiatives and updated its fourth quarter earnings guidance. A copy of the Company’s press release is furnished with this report as Exhibit 99.1 to this Form 8-K.
     The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     99.1               Gardner Denver, Inc. Press Release dated December 19, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: December 19, 2008	By:	/s/ Diana C. Toman
Diana C. Toman
Senior Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Gardner Denver, Inc. Press Release dated December 19, 2008